Supplement to the
Fidelity® Long-Term Treasury Bond Index Fund
April 29, 2020
Summary Prospectus

Effective October 1, 2020, Richard Munclinger replaces Jay Small as a co-manager of Fidelity® Long-Term Treasury Bond Index Fund.

Effective October 1, 2020, the following information supplements similar information for Fidelity® Long-Term Treasury Bond Index Fund found in the ”Fund Summary” section under the heading ”Portfolio Manager(s)”.

Richard Munclinger (co-manager) has managed the fund since October 2020.

LBX-I-SUM-20-01 1.9900300.100	September 9, 2020